Klondex Encounters High-Grade Mineralization at Hatter Graben;
Midas Mill Recovery of Hollister Ore Improving

Vancouver, BC - November 20, 2017- Klondex Mines Ltd. (TSX: KDX; NYSE American: KLDX) (“Klondex” or the “Company”) is pleased to provide the initial results from the 2017 surface exploration drill program at the Hatter Graben zone near its Hollister Mine (“Hollister”) and report on progress made at the Midas mill regarding recovery of Hollister ore. Both Hollister and the Company’s Midas mill are located in northern Nevada, USA.

Hatter Graben Surface Drilling Highlights: (see TABLE 1 for complete results)

•	H17-001: 1.53 opt AuEq over 3.1 ft, or 52.4 g/t over 0.9 m

•	H17-005: 1.18 opt AuEq over 6.0 ft, or 40.5 g/t over 1.8 m

•	H17-004: 0.87 opt AuEq over 2.5 ft, or 29.7 g/t over 0.8 m

•	H17-001: 0.74 opt AuEq over 6.5 ft, or 25.4 g/t over 2.0 m

◦	Including 1.25 opt AuEq over 2.9 ft, or 42.9 g/t over 0.9 m

KEY POINTS:
Assays were received for the first five surface core holes at Hatter Graben. These are the first assays from an 11 hole drill program which was designed to infill drilling completed during 2008. The intent of this drill program is to develop an initial inferred resource at Hatter Graben. (Figure 1)

Drilling intersected several zones of multiple sub parallel veins similar to features encountered in 2008. Moreover, the results have extended the vein system down dip approximately 200 ft from the known mineralization. We now have a total of approximately 1,400 ft of vertical height of mineralized veins and the ongoing drilling is intended to further extend mineralization east along strike. Mineralization at Hatter Graben remains open in all directions. Drilling continues and is scheduled to be completed in early December. After which, the Company expects to receive final assays from the remaining six core holes by year end and publish an initial resource during the first quarter of 2018. (Figure 2)

Additionally, drill results have demonstrated that Hatter Graben is comprised of more competent rock compared to the Hollister mine. The host rock in the Hollister mine is clay rich and contains marginal ground conditions. The preferable ground conditions at Hatter Graben should allow for better vein development, superior dilution control and makes the more efficient long-hole stoping mining method a viable option.

Mr. Brian Morris, Senior Vice President, Exploration, said, “I am extremely encouraged by the initial results from our first five holes at Hatter Graben. At the onset, we had permitting delays which required us to drill our first three holes from the least optimal locations. We also experienced deviations on some of the initial holes which resulted in intercepting the vein system much deeper than the targeted elevations. Even with all of those challenges, we still encountered multiple veins similar to historical findings.” Mr. Morris continued, “The most optimal drill sites are now fully permitted and drilling is ongoing from these locations. We are infilling and stepping to the east in the most desirable elevations where we fully expect robust results.”

Midas Mill CIL Modification Update:

During the fourth quarter, the Company made a number of modifications to the new CIL circuit at the Midas mill in order to improve gold recoveries from Hollister ore. A plant trial, in which residual cyanide concentrations were reduced, has shown significant promise to improve gold recoveries and is being optimized. Longer term, the Company expects the gold recoveries from Hollister ore to average between 80% and 90%. In addition, the Company has gained efficiencies in the carbon handling circuit, which has reduced the time required to transition from CIL to Merrill Crowe, optimizing mill throughput.

Assays were performed by American Assay Laboratories of Sparks, Nevada, as directed under the supervision of Klondex staff. This organization is an ISO 17025 accredited independent laboratory.

A description of the data verification methods, quality assurance program and quality control measures applied can be found in the technical report titled “Technical Report and Pre-Feasibility Study for the Hollister Underground Mine”, as amended on August 9, 2017 with an effective date of May 31, 2017, which is available under the Company’s issuer profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

TABLE 1

Hole ID	Azi	Incl	TD	From	To	Length	Au Grade	Ag Grade	AuEq Grade	TD	From	To	Length	Au Grade	Ag Grade	AuEq Grade
			(ft)	(ft)	(ft)	(ft)	(Au oz/t)	(Ag oz/t)	(AuEq oz/t)	(m)	(m)	(m)	(m)	(Au g/t)	(Ag g/t)	(AuEq g/t)
H17-001	15	-46	3,235.0	2,014.7	2,016.4	1.7	0.18	4.90	0.25	986.0	614.1	614.6	0.5	6.24	168.00	8.57
and				2,175.3	2,176.6	1.3	0.10	0.77	0.11		663.0	663.4	0.4	3.46	26.54	3.83
and				2,178.6	2,179.4	0.8	0.15	0.65	0.16		664.0	664.3	0.2	5.11	22.32	5.42
and				2,394.6	2,397.2	2.6	0.11	0.47	0.12		729.9	730.7	0.8	3.74	16.18	3.96
and				2,844.0	2,850.5	6.5	0.72	1.22	0.74		866.9	868.8	2.0	24.81	41.79	25.39
including				2,844.0	2,847.6	3.6	0.32	0.33	0.33		866.9	867.9	1.1	11.10	11.40	11.26
including				2,847.6	2,850.5	2.9	1.22	2.32	1.25		867.9	868.8	0.9	41.83	79.51	42.93
and				2,863.6	2,865.1	1.5	0.30	1.57	0.32		872.8	873.3	0.5	10.18	53.90	10.93
and				2,866.5	2,868.9	2.4	0.18	0.38	0.18		873.7	874.4	0.7	6.10	12.89	6.28
and				2,874.0	2,877.1	3.1	1.51	1.16	1.53		876.0	876.9	0.9	51.87	39.91	52.43
H17-002	351	-51	3,086.0	2,351.0	2,357.0	6.0	0.12	9.35	0.25	940.6	716.6	718.4	1.8	4.25	320.57	8.69
including				2,351.0	2,352.5	1.5	0.13	8.60	0.25	—	716.6	717.0	0.5	4.59	294.86	8.68
including				2,352.5	2,355.0	2.5	0.10	9.20	0.23		717.0	717.8	0.8	3.57	315.43	7.94
including				2,355.0	2,357.0	2.0	0.14	10.10	0.28		717.8	718.4	0.6	4.83	346.29	9.64
and				2,362.0	2,363.5	1.5	0.12	10.10	0.26		719.9	720.4	0.5	3.98	346.29	8.78
and				2,502.0	2,505.5	3.5	0.20	5.70	0.28		762.6	763.7	1.1	6.89	195.43	9.60
H17-003	350	-45	2,912.0	1,990.3	1,992.2	1.9	0.18	25.30	0.53	887.6	606.6	607.2	0.6	6.31	867.43	18.34
and				2,096.0	2,097.0	1.0	0.36	0.79	0.37		638.9	639.2	0.3	12.38	27.09	12.75
and				2,312.0	2,315.0	3.0	0.12	15.40	0.33		704.7	705.6	0.9	4.05	528.00	11.37
and				2,631.8	2,632.5	0.7	0.29	1.80	0.32		802.2	802.4	0.2	9.98	61.71	10.83
H17-004	5	-45	2,892.0	1,691.5	1,692.1	0.6	0.13	0.69	0.14	881.5	515.6	515.8	0.2	4.48	23.59	4.81
and				1,736.5	1,739.0	2.5	0.79	5.60	0.87		529.3	530.0	0.8	27.02	192.00	29.68
and				1,902.7	1,903.4	0.7	0.42	7.50	0.52		579.9	580.2	0.2	14.33	257.14	17.90
and				1,994.3	1,995.0	0.7	0.19	0.39	0.19		607.9	608.1	0.2	6.41	13.30	6.60
and				2,141.9	2,144.0	2.1	0.15	0.39	0.16		652.9	653.5	0.6	5.14	13.20	5.33
and				2,177.0	2,177.7	0.7	0.12	0.16	0.12		663.5	663.8	0.2	4.05	5.31	4.12
and				2,228.9	2,229.9	1.0	0.17	0.50	0.18		679.4	679.7	0.3	5.90	17.21	6.14
and				2,331.6	2,332.3	0.7	0.14	0.40	0.15		710.7	710.9	0.2	4.90	13.82	5.09
and				2,543.1	2,543.8	0.7	0.21	1.20	0.22		775.1	775.4	0.2	7.06	41.14	7.63
H17-005	10	-55	2,687.0	1,332.4	1,335.8	3.4	0.28	2.90	0.32	819.0	406.1	407.2	1.0	9.53	99.43	10.91
and				1,368.4	1,369.1	0.7	0.64	1.08	0.66		417.1	417.3	0.2	21.94	37.10	22.46
and				1,461.6	1,463.1	1.5	0.09	0.18	0.10		445.5	446.0	0.5	3.22	6.21	3.31
and				1,771.5	1,777.5	6.0	1.14	2.71	1.18		540.0	541.8	1.8	39.18	92.87	40.47
including				1,771.5	1,774.3	2.8	1.10	2.15	1.13		540.0	540.8	0.9	37.71	73.61	38.74
including				1,774.3	1,777.5	3.2	1.18	3.20	1.22		540.8	541.8	1.0	40.46	109.71	41.98
and				1,798.5	1,803.0	4.5	0.24	1.39	0.26		548.2	549.6	1.4	8.26	47.49	8.92
and				1,815.0	1,816.8	1.8	0.19	1.15	0.20		553.2	553.8	0.5	6.48	39.39	7.03
and				1,877.0	1,882.0	5.0	0.14	0.16	0.14		572.1	573.6	1.5	4.87	5.49	4.94
and				1,890.5	1,891.5	1.0	0.25	0.99	0.26		576.2	576.5	0.3	8.61	33.91	9.08
and				2,045.0	2,045.7	0.7	0.35	0.88	0.36		623.3	623.5	0.2	11.86	30.31	12.28
and				2,447.2	2,449.0	1.8	0.49	5.90	0.57		745.9	746.5	0.5	16.73	202.29	19.54
NOTE: 0.1 oz/t AuEq reporting cut-off; AuEq calculated using $1,200 Au and $16.64 Ag (72.1 Au:Ag ratio)

FIGURE 1

FIGURE 1

HATTER GRABEN – DRILL RESULTS FROM FIRST FIVE HOLES

NORTH AMERICA'S PREMIER NARROW VEIN UNDERGROUND PRODUCER

A
A'
Gloria
30N1E
Clem/Gwen Intersection
30S1E
U
D
Little Antelope Creek Fault
N
Hatter Graben Drilling
• 10 holes completed
• 1 hole in progress
H7-001
H7-002
H7-003
H7-004
H7-005
228500 E
229000 E
229500 E
230000 E
230500 E
231000 E
231500 E
232000 E
232500 E
233000 E
233500 E
234000 E
234500 E
235000 E
235500 E
236000 E
236500 E
237000 E
Poor Structure
Stringers < ¼ft
¼ft < Vein < 1ft
> 1ft Vein
Permitted Drill Site
Completed Holes
Drilling In Progress

TSX KDX NYSE American: KLDX

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FIGURE 2

FIGURE 2
HATTER GRABEN DRILLING HIGHLIGHTS

NORTH AMERICA'S PREMIER NARROW VEIN UNDERGROUND PRODUCER

WEST
EAST
A
A'
Gloria
Hollister Mine
425k AuEq Oz
Hatter Graben
OPEN
~600 ft.
OPEN
Unconformity
Tertiary
Ordovician
Historic Drill Hole
H17-005
6.0 ft @ 1.18 opt AuEq
H17-004
2.5 ft @ 0.87 opt AuEq
OPEN
OPEN
~1,400 ft.
H17-005
H17-004
H17-003
H17-002
H17-001
OPEN
H17-001
3.1 ft @ 1.53 opt AuEq
and 6.5 ft @ 0.74 opt AuEq
Little Antelope Creek Fault
Poor Structure
Stringers < ¼ft
¼ft < Vein < 1ft
> 1ft Vein
Completed Drill Hole
Completed Drill Hole Assays Pending
Drilling in progress
1,000 ft.

TSX KDX NYSE American: KLDX 2

About Klondex Mines Ltd. (www.klondexmines.com)
Klondex is a junior-tier gold and silver mining company focused on exploration, development, and production in a safe, environmentally responsible, and cost-effective manner. The Company has 100% interests in four producing mineral properties: the Fire Creek Mine, the Midas Mine and ore milling facility, the Hollister Mine, all of which are located in the state of Nevada, USA, and the True North Mine and mill in Manitoba, Canada. The Company also has a 100% interest in the Aurora mine and ore milling facility (formerly known as Esmeralda), also located in Nevada, USA.

For More Information
John Seaberg
Senior Vice President, Strategic Relations
O: 775-284-5757
M: 303-668-7991
jseaberg@klondexmines.com

Qualified Person
Scientific and technical information in this press release has been reviewed and approved by Brian Morris (AIPG CPG-11786), a "qualified person" within the meaning of NI 43-101.

Cautionary Note Regarding Forward-looking Information
This news release contains certain information that may constitute forward-looking information or forward-looking statements under applicable Canadian and United States securities legislation (collectively, “forward-looking information”), including but not limited to the exploration potential at Hatter Graben or the Hollister Mine, expected gold recoveries, the potential of the drilling to increase resources, the timing of an updated mineral reserve and mineral resource update and future exploration and production plans of Klondex. This forward-looking information entails various risks and uncertainties that are based on current expectations, and actual results may differ materially from those contained in such information. These uncertainties and risks include, but are not limited to, the strength of the global economy; the price of gold; operational, funding and liquidity risks; the degree to which mineral resource estimates are reflective of actual mineral resources; the degree to which mineral reserve estimates are reflective of actual mineral reserves; the degree to which factors which would make a mineral deposit commercially viable are present; the risks and hazards associated with underground operations; and the ability of Klondex to fund its substantial capital requirements and operations. Risks and uncertainties about the Company’s business are more fully discussed in the Company’s disclosure materials filed with the securities regulatory authorities in Canada and United States available at www.sedar.com and www.sec.gov, respectively. Readers are urged to read these materials. Klondex assumes no obligation to update any forward-looking information or to update the reasons why actual results could differ from such information unless required by law.

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